Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts
_____________________________
Supplement dated November 14, 2023 to the Prospectus dated May 1, 2023
This Supplement amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Eligible Funds Available Under the Group Contract
Effective immediately, the Current Expenses for the American Century Disciplined Core Value Fund– Investor Class and American Funds The Growth Fund of America® – Class R3 shown in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 remains unchanged.
TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
Seeks long-term capital growth; income is a secondary consideration	American Century Disciplined Core Value Fund Adviser: American Century Investment Management Inc. Subadviser: N/A	0.66%	-12.59%	6.92%	10.67%
Seeks growth of capital	American Funds The Growth Fund of America® Adviser: Capital Research and Management Company Subadviser: N/A	0.94%	-30.95%	6.87%	11.21%

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-4-FF